EXHIBIT 10.5

20__-__ SERVICING SUPPLEMENT

to the

THIRD AMENDED AND RESTATED
SERVICING AGREEMENT

dated as of July 22, 2005,
as amended and restated as of September 1, 2019

among

FORD MOTOR CREDIT COMPANY LLC,
as Servicer for the Collateral Specified Interests
and the 20__-__ Reference Pool and as Lender,

CAB EAST LLC and
CAB WEST LLC,
each acting for its series of limited liability company interests designated as the "Collateral Specified Interest,"
as a Titling Company

and

HTD LEASING LLC,
as Collateral Agent

Dated as of _________, 20__

i

20__-__ SERVICING SUPPLEMENT, dated as of _______, 20__ (this "Supplement"), to the Third Amended and Restated Servicing Agreement, dated as of July 22, 2005, as amended and restated as of September 1, 2019 (the "Servicing Agreement"), among FORD MOTOR CREDIT COMPANY LLC, a Delaware limited liability company, as Servicer for the Collateral Specified Interests and the 20__-__ Reference Pool and as Lender under the Credit and Security Agreement, CAB EAST LLC, a Delaware limited liability company, and CAB WEST LLC, a Delaware limited liability company, each acting for its series of limited liability company interests designated as the "Collateral Specified Interest," as a Titling Company, and HTD Leasing LLC, as Collateral Agent.

BACKGROUND

The Borrowers and the Lender have determined to issue the 20__-__ Exchange Note and to designate the 20__-__ Reference Pool under the Credit and Security Agreement and the Exchange Note Supplement.

The parties have determined to enter into this Supplement according to Section 2.3 of the Servicing Agreement to acknowledge the designation of the 20__-__ Reference Pool and identify the additional obligations required of the Servicer for the 20__-__ Reference Pool and the 20__-__ Exchange Note.

The parties agree as follows:

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1.           Usage and Definitions. Capitalized terms used but not defined in this Supplement are defined in Appendix 1 to the 20__-__ Exchange Note Supplement, dated as of _________, 20__ (the "Exchange Note Supplement"), to the Fourth Amended and Restated Credit and Security Agreement, dated as of July 22, 2005, as amended and restated as of June 4, 2021 (the "Credit and Security Agreement"), among CAB East LLC and CAB West LLC, as Borrowers, U.S. Bank National Association, as Administrative Agent, the Collateral Agent and Ford Credit, as Lender and Servicer, or in Appendix A to the Credit and Security Agreement. Appendix 1 and Appendix A also contain usage rules that apply to this Supplement. Appendix 1 and Appendix A are incorporated by reference into this Supplement.

ARTICLE II
REFERENCE POOL

Section 2.1.           Acknowledgment. The parties acknowledge that the Leases and Leased Vehicles listed in Schedule A to the Exchange Note Supplement have been allocated to the Reference Pool designated as the "20__-__ Reference Pool" under the Exchange Note Supplement. References in this Supplement or in any other Transaction Document to "Leases" and "Leased Vehicles" will be to the Leases and Leased Vehicles then allocated to the 20__-__ Reference Pool, unless the context otherwise requires.

ARTICLE III
SERVICING OF LEASES AND LEASED VEHICLES

Section 3.1.           Engagement. Each party agrees that the Servicer under the Servicing Agreement is also engaged as Servicer under this Supplement for the 20__-__ Reference Pool and the 20__-__ Exchange Note and will act as agent of each Titling Company in the management and control of the Leases and Leased Vehicles and for all other purposes in this Supplement and the Servicing Agreement, and Ford Credit accepts the engagement.

Section 3.2.           Collection of Payments; Extensions and Amendments. The Servicer will use reasonable efforts to collect all payments due under each Lease in the 20__-__ Reference Pool. The Servicer may waive late payment charges or other fees that may be collected in the ordinary course of servicing a Lease. The Servicer may grant extensions, refunds, rebates or adjustments on a Lease or amend a Lease according to the Servicing Procedures. However, if the Servicer (a) grants a Payment Extension or Term Extension on a Lease in the 20__-__ Reference Pool resulting in the final payment date of the Lease being later than the Final Scheduled Payment Date of the most junior Class of Notes issued by the Issuer or (b) modifies the amount of the Base Payment due on a Lease, it will reallocate the Lease and the related Leased Vehicle to the Revolving Facility Pool under Section 3.3, unless it is required to take the action by law or court order.

Section 3.3.           Servicer's Reallocation of Leases and Leased Vehicles.

(a)            Reallocation for Servicer Modifications. If an extension or modification of a Lease and Leased Vehicle is made that requires them to be reallocated under Section 3.2, the Servicer will reallocate the Lease and Leased Vehicle to the Revolving Facility Pool.

(b)            Reallocation for Breach of Servicer's Obligations. If a Responsible Person of the Servicer has knowledge, or receives notice from the Collateral Agent, the Depositor, the 20__-__ Exchange Noteholder, the Owner Trustee or the Indenture Trustee, of a breach of the Servicer's obligations in Section 3.3(e) or (f) of the Servicing Agreement that has a material adverse effect on a Lease or Leased Vehicle or the rights of the Issuer or the Indenture Trustee in any Lease or Leased Vehicle, the Servicer will reallocate the Lease and Leased Vehicle to the Revolving Facility Pool.

(c)            Reallocation for System Limitation or Inability to Service. If the Servicer, in its sole discretion, determines that as a result of a receivables systems error or receivables systems limitation or for any other reason the Servicer is unable to service a Lease according to the Servicing Procedures and the terms of this Supplement and the Servicing Agreement, the Servicer may reallocate the Lease and Leased Vehicle to the Revolving Facility Pool.

(d)            [Reallocation for Disaster Extension Offers. If the Servicer offers Payment Extensions to Lessees located in a major disaster area as declared by the Federal Emergency Management Agency before the Closing Date and a Lessee accepts the offered Payment Extensions which results in the related Lease being extended for a total of more than three months, the Servicer will reallocate the related Lease and Leased Vehicle to the Revolving Facility Pool.]

(e)            Reallocation of Leases and Leased Vehicles; Payment of Administrative Reallocation Amount. For any reallocation of a Lease and Leased Vehicle by the Servicer under this Section 3.3, the Servicer will reallocate the Lease and Leased Vehicle by paying the Administrative Reallocation Amount on the Business Day before the Payment Date (or, with satisfaction of the Rating Agency Condition, on the Payment Date) related to the Collection Period in which the Servicer made the extension or modification on the Lease, has knowledge or receives notice of the breach or determines the need for reallocation or, at the Servicer's option, on or before the following Payment Date, unless the breach is cured in all material respects before that Payment Date. If Ford Credit is the Servicer, it may pay any Administrative Reallocation Amounts according to Section 4.3(c).

(f)             Reallocation of Leases and Leased Vehicles. When the Servicer's payment of the Administrative Reallocation Amount for a Lease and Leased Vehicle is included in Exchange Note Available Funds for a Payment Date, the Lease and Leased Vehicle will be deemed to have been reallocated to the Revolving Facility Pool, effective as of the last day of the Collection Period before the related Collection Period. After the reallocation, the Servicer will mark its receivables systems to indicate that the lease and leased vehicle is no longer a Lease and Leased Vehicle in the 20__-__ Reference Pool.

(g)            No Obligation to Investigate. None of the Servicer, the Collateral Agent, the Issuer, the Owner Trustee, the Indenture Trustee, the Sponsor, the Depositor or the Administrator will be obligated to investigate whether a breach or other event has occurred that would require the reallocation of any Lease and Leased Vehicle under this Section 3.3 or whether any Lease and Leased Vehicle is required to be reallocated under this Section 3.3.

(h)            Reallocation is Sole Remedy. The sole remedy of the Collateral Agent, the Depositor, the 20__-__ Exchange Noteholder, the Owner Trustee, the Indenture Trustee and the Secured Parties for the occurrence of a condition stated in Section 3.2 or a breach of a covenant made by the Servicer in Section 3.3(e) or (f) of the Servicing Agreement is the Servicer's reallocation of the Lease and the Leased Vehicle to the Revolving Facility Pool under this Section 3.3.

(i)            Reallocation for Advance Payment Plan Lease Refunds. If the Servicer determines to refund any amounts that were paid by a Lessee under an Advance Payment Plan Lease at the time it was originated, the Servicer may reallocate the Advance Payment Plan Lease and related Leased Vehicle to the Revolving Facility Pool.

Section 3.4.          Servicer Reports and Compliance Statements.

(a)            Monthly Reports.

(i)       Investor Report. At least two Business Days before each Payment Date, the Servicer will deliver to the Depositor, the Issuer, the Indenture Trustee, the Note Paying Agent, the Administrator and the Rating Agencies a servicing report substantially in the form of Exhibit A (the "Monthly Investor Report") for that Payment Date and the related Collection Period. A Responsible Person of the Servicer will certify that the information in the Monthly Investor Report is accurate in all material respects. The Servicer will include the disclosure required by Rule [4(c)(1)(ii)][4(c)(2)(ii)] of Regulation RR in the first Monthly Investor Report.

(ii)      Asset-Level Information. On or before the 15th day following each Payment Date, the Servicer will prepare a Form ABS-EE, including an asset data file and asset-related document containing the asset-level information for each Lease and Leased Vehicle for the prior Collection Period as required by Item 1A of Form 10-D.

(iii)     [Benchmark Replacement; Benchmark Replacement Conforming Changes. Upon receipt of notice from the Issuer of the determination of a Benchmark Replacement and/or the making of any Benchmark Replacement Conforming Changes, the Servicer will include in the Monthly Investor Report any information regarding the Unadjusted Benchmark Replacement, the Benchmark Replacement Adjustment and any such Benchmark Replacement Conforming Changes provided by the Issuer.]

(b)            Annual Statement of Compliance. The Servicer will deliver to the Depositor, the Issuer, the Indenture Trustee, the Administrator and the Rating Agencies within 90 days after the end of each year, starting with the year after the Closing Date, an Officer's Certificate signed by a Responsible Person of the Servicer, stating that (i) a review of the Servicer's activities during the prior year and of its performance under this Supplement and the Servicing Agreement has been made under the Responsible Person's supervision and (ii) to the Responsible Person's knowledge, based on the review, the Servicer has fulfilled in all material respects all of its obligations under this Supplement and the Servicing Agreement throughout the prior year or, if there has been a failure to fulfill any obligation in any material respect, stating each failure known to the Responsible Person and the nature and status of the failure. A copy of this Officer's Certificate may be obtained by any Noteholder or Note Owner by request to the Indenture Trustee.

(c)            Report on Assessment of Compliance with Servicing Criteria and Attestation. The Servicer will:

(i)       deliver to the Depositor, the Issuer, the Indenture Trustee, the Administrator and the Rating Agencies, a report on its assessment of compliance with the minimum servicing criteria during the prior year, including disclosure of any material instance of non-compliance identified by the Servicer, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB; and

(ii)      cause a firm of registered public accountants to deliver an attestation report on the assessment of compliance with the minimum servicing criteria that (A) satisfies the requirements of Rule 13a-18 or 15d-18 under the Exchange Act, as applicable, (B) complies with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and (C) indicates that the firm is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act.

These reports will be delivered within 90 days after the end of each year, starting in the year after the Closing Date. A copy of these reports may be obtained by any Noteholder or Note Owner by request to the Indenture Trustee.

(d)            Termination of Reporting Obligation. The Servicer's obligation to deliver or cause the delivery of reports under this Section 3.4 will terminate on payment in full of the Notes.

Section 3.5.           Notices Under Servicing Agreement.

(a)            Notices and Certificates Under Servicing Agreement. The Servicer will deliver each notice or certificate received by it or delivered by it under the Servicing Agreement relating to this Supplement or the 20__-__ Reference Pool to the Issuer, the Indenture Trustee and the Administrator within five Business Days of receipt or delivery by the Servicer.

(b)            Notice of Merger or Consolidation. The Servicer will notify the Exchange Noteholder and the Rating Agencies of any merger, consolidation, succession or assignment under Section 7.7 of the Servicing Agreement.

(c)            Notice of Reference Pool Servicer Termination Event. The Servicer will notify the Depositor, the Issuer, the Indenture Trustee, the Administrator and the Rating Agencies of any Reference Pool Servicer Termination Event for the 20__-__ Reference Pool or any event that with the giving of notice or lapse of time, or both, would become a Reference Pool Servicer Termination Event for the 20__-__ Reference Pool, no later than five Business Days after a Responsible Person of the Servicer has knowledge of the event.

Section 3.6.           Sarbanes-Oxley Certificates. If directed by the Administrator, the Servicer will prepare, execute and deliver all certificates or other documents required to be delivered by the Issuer under the Sarbanes-Oxley Act of 2002.

Section 3.7.           Securities and Exchange Commission Filings. To the extent permitted by law, the Servicer is authorized to execute and, on the request of the Issuer or the Administrator, will prepare, execute and file, on behalf of the Issuer, any Securities and Exchange Commission filings required to be filed by the Issuer under Section 7.3 of the Indenture.

Section 3.8.           Review of Servicer's Records. The Servicer will maintain records and documents relating to its performance under this Supplement and the Servicing Agreement according to its customary business practices. On reasonable request not more than once during any year, the Servicer will give the Issuer, the Depositor, the Administrator, the Owner Trustee and the Indenture Trustee (or their representatives) access to the records and documents to conduct a review of the Servicer's performance under this Supplement and the Servicing Agreement. Any access or review will be conducted at the Servicer's offices during its normal business hours at a time reasonably convenient to the Servicer and in a manner that will minimize disruption to its business operations. Any access or review will be subject to the Servicer's confidentiality and privacy policies.

Section 3.9.           Servicer's Authorized and Responsible Persons. On or before the Closing Date, the Servicer will notify the Indenture Trustee and the Owner Trustee of each Person who (a) is authorized to give instructions and directions to the Indenture Trustee and the Owner Trustee on behalf of the Servicer and (b) is a Responsible Person for the Servicer. The Servicer may change such Persons by notifying the Indenture Trustee and the Owner Trustee.

Section 3.10.         Servicer's Fees.

(a)            Reference Pool Servicing Fee. As compensation for performing its obligations under the Servicing Agreement and this Supplement relating to the 20__-__ Reference Pool, the Servicer will be paid the Reference Pool Servicing Fee.

(i)       The "Reference Pool Servicing Fee" will, for a Payment Date, be an amount equal to the sum of (A) the product of: (1) one-twelfth of 1.00%; times (2) the Pool Balance as of the last day of the related Collection Period (or the Cutoff Date for the first Payment Date), plus (B) the portion of the Reference Pool Servicing Fee for the prior Payment Date, if any, that was not paid on that Payment Date.

(ii)       The Reference Pool Servicing Fee will be payable solely from, and the right of the Servicer to receive the Reference Pool Servicing Fee will be limited in recourse to, the 20__-__ Collections and other amounts applied to the payment of that fee under the Exchange Note Supplement.

(b)            Lease Administration Amounts. As additional compensation for performing its obligations under the Servicing Agreement and this Supplement and as reimbursement for costs and expenses incurred in performing its obligations, the Servicer will be entitled to retain for its own account Lease Administration Amounts (or to withdraw and retain Lease Administration Amounts that nevertheless have been deposited in the Exchange Note Collection Account). Lease Administration Amounts are the property of the Servicer.

(c)            Administration Fee. As compensation for the performance of its obligations under the Servicing Agreement and this Supplement relating to the servicing of the 20__-__ Exchange Note, the Servicer will be entitled to the Administration Fee, payable according to the Exchange Note Supplement.

Section 3.11.         Servicer's Expenses. If Ford Credit is the Servicer, it may retain for its own account 20__-__ Collections to the extent of reimbursable amounts under Section 3.8 of the Servicing Agreement for the 20__-__ Reference Pool.

ARTICLE IV
ACCOUNTS, COLLECTIONS AND APPLICATION OF FUNDS

Section 4.1.           Bank Accounts

(a)            Establishment of Bank Accounts. On or before the Exchange Note Issuance Date, the Servicer will establish the following segregated trust accounts at a Qualified Institution (initially the corporate trust department of ________________), each in the name "____________________, as Indenture Trustee, as secured party for Ford Credit Auto Lease Trust 20__-__", to be designated as follows:

(i)       "Exchange Note Collection Account" with account number ______;

(ii)      "Collection Account" with account number ______; and

(iii)     "Reserve Account" with account number ______.

(b)            Control of the Bank Accounts. Each of the Bank Accounts will be under the control of the Indenture Trustee so long as the Bank Accounts remain subject to the Lien of the Indenture, except that the Servicer may make deposits to and direct the Indenture Trustee to make deposits to or withdrawals from the Bank Accounts according to the Transaction Documents. The Servicer may direct the Indenture Trustee to withdraw from the Exchange Note Collection Account and pay to the Servicer or as directed by the Servicer amounts that are not Exchange Note Available Funds for a Collection Period or that were deposited in the Exchange Note Collection Account in error. After the Notes are paid in full and the Bank Accounts are released from the Lien of the Indenture, the Exchange Note Collection Account will be under the control of the Collateral Agent, the Collection Account will be under the control of the Servicer and the Reserve Account will be under the control of the Depositor. Following the payment in full of the 20__-__ Exchange Note, the Exchange Note Collection Account will be under the control of the Borrowers.

(c)            Benefit of Accounts; Deposits and Withdrawals. The Bank Accounts and all cash, money, securities, investments, financial assets and other property deposited in or credited to them will be maintained by the Indenture Trustee (i) until the payment in full of the Notes and the release of the Bank Accounts from the Lien under the Indenture, as secured party for the benefit of the Secured Parties, (ii) then, until the payment in full of the 20__-__ Exchange Note, as agent of the Collateral Agent and (iii) then, as agent of the Borrowers. All deposits to and withdrawals from the Bank Accounts will be made according to the Transaction Documents.

(d)            Maintenance of Accounts. If an institution maintaining the Bank Accounts ceases to be a Qualified Institution, the Servicer will, with the Indenture Trustee's assistance as necessary, move the Bank Accounts to a Qualified Institution within 30 days.

(e)            Compliance. Each Bank Account will be subject to the Account Control Agreement or the Titling Company Account Control Agreement. The Servicer will ensure that the Account Control Agreement and the Titling Company Account Control Agreement require the Qualified Institution maintaining the Bank Accounts to comply with "entitlement orders" (as defined in Section 8-102 of the UCC) from the Indenture Trustee without further consent of the Issuer, if the Notes are Outstanding, or the Borrowers, if the 20__-__ Exchange Note is Outstanding, and to act as a "securities intermediary" according to the UCC.

Section 4.2.           Investment of Funds in Bank Accounts.

(a)            Permitted Investments. If no Default, Event of Default or Exchange Note Default has occurred and is continuing, the Servicer may instruct the Indenture Trustee to invest any funds in the Bank Accounts in Permitted Investments and, if investment instructions are received, the Indenture Trustee will direct the Qualified Institution maintaining the Bank Accounts to invest the funds in the Bank Accounts in those Permitted Investments. The investment instructions from the Servicer may be in the form of a standing instruction. If (i) the Servicer fails to give investment instructions for any funds in a Bank Account to the Indenture Trustee by 11:00 a.m. New York time (or other time as may be agreed by the Indenture Trustee) on the Business Day before a Payment Date or (ii) the Qualified Institution receives notice from the Indenture Trustee that a Default, Event of Default or Exchange Note Default has occurred and is continuing for the Notes or the 20__-__ Exchange Note, the Qualified Institution will invest and reinvest funds in the Bank Accounts according to the last investment instructions received, if any. If no prior investment instructions have been received or if the instructed investments are no longer available or permitted, the Indenture Trustee will notify the Servicer and request new investment instructions, and the funds will remain uninvested until new investment instructions are received. The Servicer may direct the Indenture Trustee to consent, vote, waive or take any other action, or not to take any action, on any matters available to the holder of the Permitted Investments.

(b)            Maturity of Investments. Any Permitted Investments of funds in the Bank Accounts (or any reinvestments of the Permitted Investments) for a Collection Period must mature, if applicable, and be available no later than the Business Day before the related Payment Date. However, funds in the Reserve Account may be invested in Permitted Investments that will not mature or be available before the related Payment Date if the Rating Agency Condition has been satisfied for the investment. Any Permitted Investments with a maturity date will be held to their maturity, except that such Permitted Investments may be sold or disposed of before their maturity (i) if they relate to funds in the Reserve Account required to satisfy the Reserve Account Draw Amount on a Payment Date or (ii) in connection with the sale or liquidation of the Leases and Leased Vehicles following an Exchange Note Default under Section 6.6(a) of the Credit and Security Agreement.

(c)            No Liability for Investments. None of the Depositor, the Servicer, the Indenture Trustee or the Qualified Institution maintaining any Bank Account will be liable for the selection of Permitted Investments or for investment losses incurred on Permitted Investments (other than in the capacity as obligor, if applicable).

(d)            Continuation of Liens in Investments. The Servicer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in the Bank Account unless the security interest Granted and perfected in the account in favor of the Indenture Trustee will continue to be perfected in the investment or the proceeds of the sale without further action by any Person.

(e)            Investment Earnings. The Servicer will receive investment earnings (net of losses and investment expenses) on funds in the Bank Accounts as additional compensation for the servicing of the Leases and Leased Vehicles. The Servicer will direct the Indenture Trustee to withdraw the investment earnings and distribute them to the Servicer on each Payment Date.

Section 4.3.           Deposits and Payments.

(a)            Exchange Note Issuance Date Deposit. On the Exchange Note Issuance Date, the Servicer will deposit in the Exchange Note Collection Account an amount equal to the sum of (i) the Cutoff Date Payahead Amount and (ii) all Active Lease Proceeds, Terminating Lease Proceeds and Closed Lease Proceeds (excluding Recoveries) received and applied on the Leases during the period from the Cutoff Date to two Business Days before the Exchange Note Issuance Date.

(b)            Deposit of Collections.

(i)       If the Servicer's short term unsecured debt is not rated at least the Monthly Deposit Required Ratings or a Reference Pool Servicer Termination Event for the 20__-__

Reference Pool occurs, the Servicer will deposit in the Exchange Note Collection Account all Active Lease Proceeds, Terminating Lease Proceeds and Closed Lease Proceeds (excluding Recoveries) received and applied on the Leases within two Business Days after application.

(ii)      If the Servicer is Ford Credit and Ford Credit's short term unsecured debt is rated at least ["F1" by Fitch, "P-1" by Moody's and "A-1" by Standard & Poor's] (the "Monthly Deposit Required Ratings"), Ford Credit may deposit all Active Lease Proceeds, Terminating Lease Proceeds and Closed Lease Proceeds (excluding Recoveries) received and applied on the Leases in the Exchange Note Collection Account on the Business Day before each Payment Date or, with satisfaction of the Rating Agency Condition, on each Payment Date.

(iii)     The Servicer may deposit in the Exchange Note Collection Account all Administrative Reallocation Amounts, [Active Lease Advances,] Payment Extension Fees and Recoveries received and applied in a Collection Period on the Business Day before the related Payment Date or, with satisfaction of the Rating Agency Condition, on the related Payment Date.

(c)            Reconciliation of Deposits. If Ford Credit is the Servicer and for any Payment Date, the sum of (i) 20__-__ Collections for the Collection Period, plus (ii) Administrative Reallocation Amounts for the Payment Date, exceeds the amounts deposited under Section 4.3(b) for the Collection Period, Ford Credit will deposit an amount equal to the excess into the Collection Account on the Business Day before the Payment Date or, with satisfaction of the Rating Agency Condition, on the Payment Date. If, for any Payment Date, the amounts deposited under Section 4.3(b) for the Collection Period exceed the sum of (i) 20__-__ Collections for the Collection Period, plus (ii) Administrative Reallocation Amounts for the Payment Date, the Indenture Trustee will pay to Ford Credit an amount equal to the excess within two Business Days of Ford Credit's direction, but no later than the Payment Date. If requested by the Indenture Trustee, Ford Credit will provide reasonable supporting details for its calculation of the amounts to be deposited or paid under this Section 4.3(c).

(d)            Net Deposits. Ford Credit may make the deposits and payments required by Section 4.3(b) net of Reference Pool Servicing Fees to be paid to Ford Credit for the Collection Period[, Advance Reimbursement Amounts the Servicer is permitted to retain under Section 4.4(b)] and amounts the Servicer is permitted to retain or be reimbursed for under Section 3.10. The Servicer will account for all deposits and payments in the Monthly Investor Report as if the amounts were deposited and/or paid separately.

(e)            No Segregation. Pending deposit in the Exchange Note Collection Account, the Servicer is not required to segregate 20__-__ Collections or Payaheads from its own funds.

Section 4.4.         [Advances].

(a)            [Advances by Servicer. The Servicer may, at its option, make an advance for each Active Lease other than an Advance Payment Plan Lease and each Collection Period if the Base Payment exceeds the sum of (i) Active Lease Proceeds (which may be positive or negative) plus

(ii) the Payahead Draw, by depositing the amount of the excess (equal to the Active Lease Advance) in the Exchange Note Collection Account on the Business Day before the related Payment Date or, with satisfaction of the Rating Agency Condition, on that Payment Date. However, the Servicer will only make Active Lease Advances on a Lease if the Servicer, in its sole discretion, determines that the advances will be recoverable from subsequent 20__-__ Collections (whether relating to the Lease and Leased Vehicle or another Lease or Leased Vehicle) under Section 4.3(b).

(b)            Reimbursement for Outstanding Advances. During each Collection Period, the Servicer will be reimbursed for any outstanding Advance Balance on a Lease for the prior Collection Period (or, for the first Collection Period, as of the Cutoff Date) by retaining the following amounts (the "Advance Reimbursement Amount") in the following order of priority:

(i)       first, if the Lease is an Active Lease in the Collection Period, an amount equal to the lesser of (A) the sum of (1) Active Lease Proceeds, plus (2) the Administrative Reallocation Amount, if any, minus (3) the Base Payment, in each case for the Lease and the Collection Period and (B) the Advance Balance;

(ii)      second, if the Lease is a Terminating Lease or a Closed Lease in the Collection Period, an amount equal to the lesser of (A) the sum of (1) the Terminating Lease Proceeds, plus (2) the Closed Lease Proceeds, plus (3) the Administrative Reallocation Amount, if any, in each case for the Lease and the Collection Period and (B) the Advance Balance; and

(iii)     third, on and after the Collection Period that includes the Closed Date for the Lease, an amount equal to the lesser of (A) the sum of Active Lease Proceeds, Terminating Lease Proceeds, Closed Lease Proceeds and Administrative Reallocation Amounts (in each case not relating to the Lease) for the Collection Period and (B) the excess, if any, of (1) the Advance Balance over (2) the amount retained by the Servicer under Section 4.3(b)(ii) for the current Collection Period.

(c)            Direction for Reimbursement. The Servicer may direct the Indenture Trustee, if the Notes are Outstanding, and then, the Collateral Agent, to withdraw from the Exchange Note Collection Account and pay to the Servicer any amounts the Servicer is entitled to retain under this Section 4.4(c) if those amounts have been deposited in the Exchange Note Collection Account.]

Section 4.5.           [Payment of Advances]. [If a successor Servicer is appointed under the Servicing Agreement, the predecessor Servicer will be entitled to be reimbursed for the Advance Balances outstanding on the date of resignation or termination of the predecessor Servicer. Advance Reimbursement Amount for a Lease will be applied (a) first, to the Advance Balances outstanding on the date of resignation or termination of the predecessor Servicer and (b) second, to any remaining Advance Balances.]

Section 4.6.           Reserve Account Draw Amount. At least two Business Days before each Payment Date, the Servicer will calculate the Reserve Account Draw Amount for the Payment Date and will direct the Indenture Trustee to withdraw the amount, if any, from the Reserve Account and deposit it in the Exchange Note Collection Account.

Section 4.7.           Direction to Indenture Trustee for Distributions. At least two Business Days before a Payment Date, the Servicer will direct the Indenture Trustee (based on the most recent Monthly Investor Report) to make the withdrawals, deposits, distributions and payments required to be made on the Payment Date under Section 5.1 of the Exchange Note Supplement, Section 8.2 of the Indenture and Section 4.3(c) of this Agreement.

ARTICLE V
SERVICER

Section 5.1.           Servicer's Representations and Warranties. The Servicer has made the representations and warranties in Section 6.1 of the Servicing Agreement, which representations and warranties (i) the Lender, the Titling Companies and the Collateral Agent have relied on, and the Depositor and the Issuer will rely on in acquiring the 20__-__ Exchange Note, and (ii) are remade as of the Exchange Note Issuance Date and will survive the sale and assignment of the 20__-__ Exchange Note by Ford Credit to the Depositor under the Exchange Note Purchase Agreement and by the Depositor to the Issuer under the Exchange Note Sale Agreement and the pledge of the 20__-__ Exchange Note by the Issuer to the Indenture Trustee under the Indenture.

Section 5.2.           Indemnities of Servicer.

(a)            Indemnification under Servicing Agreement. In addition to the Indemnified Persons listed in Section 6.3(a) of the Servicing Agreement, the Servicer will also indemnify the Issuer, the Owner Trustee and the Indenture Trustee as "Indemnified Persons" under that Section.

(b)            Indemnification for Servicing. The Servicer will indemnify each Titling Company, each Holding Company, the Administrative Agent, the Collateral Agent, the Lender, the Issuer, the Owner Trustee, the Indenture Trustee, the 20__-__ Exchange Noteholder and their officers, directors, employees and agents (each, an "Indemnified Person") for all fees, expenses, losses, damages and liabilities resulting from the Servicer's (including in its capacity as Custodian) willful misconduct, bad faith or negligence in performing its obligations under the Transaction Documents (including the fees and expenses of defending themselves against any loss, damage or liability and any fees and expenses incurred in connection with any proceedings brought by the Indemnified Person to enforce the Servicer's indemnification obligations).

(c)            Proceedings. If an Indemnified Person receives notice of a proceeding against it, the Indemnified Person will, if a claim will be made against the Servicer under this Section 5.2, promptly notify the Servicer of the proceeding. The Servicer may participate in and assume the defense and settlement of a proceeding at its expense. If the Servicer notifies the Indemnified Person of its intention to assume the defense of the proceeding with counsel reasonably satisfactory to the Indemnified Person, and so long as the Servicer assumes the defense of the proceeding in a manner reasonably satisfactory to the Indemnified Person, the Servicer will not be liable for fees and expenses of counsel to the Indemnified Person unless there is a conflict between the interests of the Servicer and the Indemnified Person. If there is a conflict, the Servicer will pay the reasonable fees and expenses of separate counsel to the Indemnified Person. No settlement of a proceeding may be made without the approval of the Servicer and the Indemnified Person, which approval will not be unreasonably withheld.

(d)            Survival of Obligations. The Servicer's obligations under this Section 5.2, for the period it was the Servicer, will survive the Servicer's resignation or termination, the termination of this Supplement, the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of the Issuer.

(e)            Repayment. If the Servicer makes a payment to an Indemnified Person under this Section 5.2 and the Indemnified Person later collects from others any amounts for which the payment was made, the Indemnified Person will promptly repay those amounts to the Servicer.

Section 5.3.           Reference Pool Servicer Termination Events. The Reference Pool Servicer Termination Events applicable to the 20__-__ Reference Pool are as stated in Section 7.3(a) of the Servicing Agreement. [There are no additional Reference Pool Servicer Termination Events for the 20__-__ Reference Pool.]

Section 5.4.           Servicer May Own Exchange Note and Notes. The Servicer and any Affiliate of the Servicer may, in its individual or other capacity, become the owner or pledgee of the 20__-__ Exchange Note and the Notes with the same rights as it would have if it were not the Servicer or an Affiliate of the Servicer, except as otherwise stated in any Transaction Document.

ARTICLE VI
TERMINATION

Section 6.1.           Clean-Up Call.

(a)            Servicer Option. If the aggregate Note Balance on any Payment Date (after giving effect to any principal payments to be made on the Notes on such Payment Date) is equal to or less than [5]% of the initial aggregate Note Balance, the Servicer will have the option to purchase the 20__-__ Exchange Note in whole but not in part on such Payment Date. The Servicer may exercise its option to purchase the 20__-__ Exchange Note by (i) notifying the Collateral Agent, the Borrowers, the Owner Trustee, the Administrative Agent, the Indenture Trustee and the Rating Agencies at least ten days before the related Payment Date (which Payment Date will be the Exchange Note Purchase Date) and (ii) depositing in the Exchange Note Collection Account an amount equal to the Exchange Note Purchase Price on the Business Day before the Exchange Note Purchase Date (or, with satisfaction of the Rating Agency Condition, on the Exchange Note Purchase Date). However, the Servicer may not exercise its option to purchase the 20__-__ Exchange Note unless the sum of (i) the Exchange Note Purchase Price and (ii) the amount in the Exchange Note Collection Account for the related Collection Period, is greater than or equal to the sum of (A) the Note Redemption Price for the Notes and (B) all other amounts payable by the Issuer under the Transaction Documents.

(b)            Cancellation and Reallocation. If the Servicer and the Lender under the Credit and Security Agreement are the same entity, on purchase of the 20__-__ Exchange Note by the Servicer under Section 6.1(a), the Servicer may, on notice to the Borrowers, the Lender, the Collateral Agent and the Administrative Agent, direct that the 20__-__ Exchange Note be cancelled by the Lender and the Leases and related Leased Vehicles be reallocated to the Revolving Facility Pool by the Collateral Agent.

Section 6.2.           Termination of Servicing Supplement. This Supplement will terminate when the Servicing Agreement terminates, and may also be terminated by the Servicer or the Titling Companies at any time after the payment in full or cancellation of the 20__-__ Exchange Note.

ARTICLE VII
OTHER AGREEMENTS

Section 7.1.           No Petition. Each party agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after the payment in full of (a) all Secured Obligations, including all Exchange Notes, and any other Securities, (b) all securities issued by the Depositor or by a trust for which the Depositor was a depositor or (c) the Notes, it will not start or pursue against, or join any other Person in starting or pursuing against, (i) either Titling Company or either Holding Company, (ii) the Depositor or (iii) the Issuer, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar law. This Section 7.1 will survive the termination of this Supplement.

Section 7.2.           Conflict with Servicing Agreement. If there is a conflict between this Supplement and the Servicing Agreement, this Supplement will govern for the 20__-__ Reference Pool only.

ARTICLE VIII
MISCELLANEOUS

Section 8.1.           Amendments. This Supplement may be amended according to Section 9.1 of the Servicing Agreement [(including to clarify an ambiguity, correct an error or correct or supplement any term of this Supplement that may be defective or inconsistent with the terms of any prospectus or offering memorandum related to the Notes)]. Promptly on the execution of an amendment to this Supplement or the Servicing Agreement, (a) the Servicer will deliver a copy of the amendment to the Issuer, the Indenture Trustee, the Administrator and the Rating Agencies and (b) the Indenture Trustee will notify each Noteholder of the substance of the amendment.

Section 8.2.           Benefit of Agreement; Third-Party Beneficiaries. The Servicing Agreement and this Supplement are for the benefit of and will be binding on the parties and their permitted successors and assigns. The 20__-__ Exchange Noteholder, the Owner Trustee and the Indenture Trustee for the benefit of the Secured Parties will be third-party beneficiaries of this Supplement and may enforce this Supplement against the Servicer. No other Person will have any right or obligation under this Supplement.

Section 8.3.           GOVERNING LAW. THIS SUPPLEMENT WILL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK.

Section 8.4.           Severability. If a part of this Supplement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Supplement and will in no way affect the validity, legality or enforceability of the remaining Supplement.

Section 8.5.           Headings. The headings in this Supplement are included for convenience and will not affect the meaning or interpretation of this Supplement.

Section 8.6.           Counterparts. This Supplement may be executed in multiple counterparts. Each counterpart will be an original and the counterparts will together be one document.

[Remainder of Page Left Blank]

EXECUTED BY:

FORD MOTOR CREDIT COMPANY LLC,
as Servicer for the Collateral Specified Interests and the 20__-__ Reference Pool and as Lender

By:
Name:
Title:

CAB EAST LLC,
acting for its series of limited liability company interests designated as the "Collateral Specified Interest," as a Titling Company

By:
Name:
Title:

CAB WEST LLC,
acting for its series of limited liability company interests designated as the "Collateral Specified Interest," as a Titling Company

By:
Name:
Title:

HTD LEASING LLC,
as Collateral Agent

By:
Name:
Title:

[Signature Page to Servicing Supplement]

Exhibit A

Form of Monthly Investor Report

Ford Credit Auto Lease Trust 20__-_
Monthly Investor Report

Payment Date
Collection Period
Transaction Month

Additional information about the structure, cashflows, defined terms and parties for this transaction can be found in the prospectus, available on the SEC website (http://www.sec.gov) under the registration number 333-______ and at [https://www.ford.com/finance/investor-center/asset-backed-securitization].

I. SUMMARY

	Initial Balance	Beginning of Period Balance	End of Period Balance	End of Period Factor

20__-_ Reference Pool Balance
Total Note Balance
Total Overcollateralization

20__-_ Exchange Note Balance
20__-_ Exchange Note Overcollateralization

Overcollateralization	Beginning of Period	End of Period
20__-_ Reference Pool Balance as a % of Total Note Balance
20__-_ Reference Pool Balance as a % of 20__-_ Exchange Note Balance

	Note Interest Rate	Initial Balance	Beginning of Period Balance	End of Period Balance	End of Period Factor
Class A-1 Notes
Class A-2[a] Notes
[Class A-2b Notes]
Class A-3 Notes
Class A-4 Notes
Class B Notes
Class C Notes
[Class D Notes]
Total

	Principal Payments		Interest Payments		Total Payments
	Actual	per $1000 Face	Actual	per $1000 Face	Actual	per $1000 Face
Class A-1 Notes
Class A-2[a] Notes
[Class A-2b Notes]
Class A-3 Notes
Class A-4 Notes
Class B Notes
Class C Notes
[Class D Notes]
Total

II. POOL INFORMATION

	Lease Balance	Securitization Value	Residual Portion of Securitization Value

20__-_ Reference Pool
Beginning of Period
Change
End of Period

Residual Portion of Securitization Value as % of Securitization Value at end of period

	At Cutoff Date	Terminations in Prior Periods	Beginning of Period	Terminations in Current Period	End of Period

Number of Leases

Weighted Average Remaining Term to Maturity in Months				Beginning of Period	End of Period

Delinquent Leases	Number of Leases	Securitization Value	% of End of Period Reference Pool Balance

31 – 60 Days Delinquent
61 – 90 Days Delinquent
91 –120 Days Delinquent
Over 120 Days Delinquent
Total Delinquent Leases

Delinquency Trigger (61+ Delinquent Leases):
Transaction Month	Trigger
1 – 12:	___%
13+:	___%
61+ Delinquent Leases Balance to EOP Reference Pool Balance:

Delinquency Trigger Occurred:	[Y/N]

Payment Extensions Granted in the Current Collection Period	Number of Leases	Securitization Value

1 Month Extensions
2 Month Extensions
3 Month Extensions
Total Extensions

Prepayment Speed	Current Period	Cumulative

III. EXCHANGE NOTE COLLECTIONS AND DISTRIBUTIONS

Collections
Base Monthly Payments (Rent)
plus: Payoffs
plus: Other (including extension fees, excess charges, etc.)
minus: Payaheads
plus: Payahead Draws
plus: Advances
minus: Advance Reimbursement Amounts
plus: Administrative Reallocation Amounts
plus: Net Sale Proceeds
plus: Recoveries
Total Collections
Reserve Account Draw Amount
Total Collections Plus Reserve Account Draw Amounts

Exchange Note Distributions

	Amount Due	Amount Paid	Remaining Available Funds	Shortfall
Ref Pool Servicing Fee and Adv Reimbursement
20-__-_ Exchange Note Interest Payment
Shortfall Payment (to cover Notes)
Reserve Account Deposit
20-__-_ Exchange Note Principal Payment
Shared Amounts
Excess Exchange Note Amounts
Total

IV. AVAILABLE FUNDS AND DISTRIBUTIONS

Available Funds
20-__-_ Exchange Note Interest Payment
20-__-_ Exchange Note Principal Payment
Shortfall Payment (to cover Notes)
Excess Exchange Note Amounts
Total

ABS Note Distributions	Amount Due	Amount Paid	Remaining Available Funds	Shortfall
Trustee Fees and Expenses
Administration Fee
Class A-1 Interest
Class A-2[a] Interest
[Class A-2b Interest]
Class A-3 Interest
Class A-4 Interest
Total Class A Interest
First Priority Principal Payment
Class B Interest
Second Priority Principal Payment
Class C Interest
[Third Priority Principal Payment]
[Class D Interest]
Specified Reserve Deposit
Regular Principal Payment
Additional Trustee Fee and Expenses
Remaining Funds to Holder of Residual Interest
Total

V. RECONCILIATION OF ADVANCES AND PAYAHEADS

Advances
Beginning of Period Advance Balance
plus: Additional Advances
minus: Advance of Reimbursement Amounts
End of Period Advance Balance

Payaheads
Beginning of Period Payahead Balance
plus: Additional Payaheads
minus: Payahead Draws
End of Period Payahead Balance

VI. RESERVE ACCOUNT

Beginning of Period Reserve Account Balance
minus: Reserve Account Draw
plus: Reserve Deposit from Exchange Note Distributions
plus: Reserve Deposit from Note Distributions
End of Period Reserve Account Balance

Memo: Required Reserve Amount

VII. OVERCOLLATERALIZATION INFORMATION

Targeted Overcollateralization Amount
Actual Overcollateralization Amount (EOP Pool Balance – EOP Note Balance)

VIII. LEASE TERMINATIONS

	Number of Leases		Securitization Value
	Current Period	Cumulative	Current Period	Cumulative
Retained Vehicles
Early Terminations
Standard Terminations
Total Retained

Returned Vehicles
Early Terminations
Standard Terminations
Total Returned

Charged Off /Repossessed Vehicles
Removals by Servicer and Other
Total Terminations

Memo: 1) Removals of Leases Terminated in Prior Periods	Current Period	Cumulative
2) Number of Leases Scheduled to Terminate
Return Rate (Returned/Total Terminations)
Early Termination Rate (Early Terminations /Total Terminations)
Note: An Early Termination is a lease that terminates more than three months prior to the month in which it is scheduled to terminate.

IX. GAIN (LOSS) CALCULATIONS

	Number of Leases		Gain (Loss)
	Current Period	Cumulative	Current Period	Cumulative
Gain (Loss) on Retained Vehicles
Customer Payments
plus: Payahead draws
minus: Unreimbursed Advances
minus: Securitization Value of Retained Vehicles
Total
Gain (Loss) Per Retained Vehicle

Gain (Loss) on Returned Vehicles
Customer Payments
plus: Net Sale Proceeds
plus: Payahead Draws
minus: Unreimbursed Advances
minus: Securitization Value of Returned Vehicles
Total
Gain (Loss) Per Returned Vehicle

Credit Gain (Loss) Charged Off/Repo Vehicles
Credit Gain (Loss) Per Charged Off/Repo Vehicle
Recoveries

Total Gain (Loss)- - Net of Recoveries
Average Gain (Loss) on all Retained, Returned, and Repossessed Vehicles Removals by Servicer and Other Note: There is no Gain or Loss on Removals
Memo: Residual Gain (Loss) on Returned Vehicles
Net Sale Proceeds
plus: Excess Wear and Use and Excess Mileage Assessed

minus: Residual Portion of Securitization Value
Total
Residual Gain (Loss) Per Returned Vehicle

Prior and Current Collection Periods Average Gain (Loss):	Percent
Ratio of Total Gain (Loss) to the Average Pool Balance (annualized)
Third Prior Collection Period
Second Prior Collection Period
Prior Collection Period
Current Collection Period
Four Month Average (Current and Prior Three Collection Periods)

Ratio of Cumulative Total Gain (Loss) for all Collection Periods to Initial Pool Balance

X. CREDIT RISK RETENTION INFORMATION

[There were no material changes in the Depositor's retained interest in the transaction.]

[The fair value of the Notes and the Residual Interest on the Closing Date is summarized below:

	Fair Value (Mils.)	Fair Value (%)
Class A notes	$	%
Class B notes	$	%
Class C notes	$	%
[Class D Notes	$	%]
Residual Interest	$	%
Total	$	%

The Depositor must retain a Residual Interest with a fair value of at least 5% of the aggregate value of the Notes and Residual Interest, or $[insert dollar amount equal to 5% of the aggregate value of the Notes and Residual Interest], according to Regulation RR.]

[Description of material differences, if any, in methodology or key inputs and assumptions.]

[The Depositor must retain at least 5% of the initial Note Balance of each Class of Notes and of the Residual Interest or, as of the Closing Date, $____of the Class A Notes, $_____ of the Class B Notes, $_____ of the Class C Notes[, $_____ of the Class D Notes] and $ ____ of the Residual Interest, according to Regulation RR.]

[Describe any material change in the Depositor's retained interest for the transaction.]

[XI. FLOATING RATE BENCHMARK: BENCHMARK TRANSITION

Benchmark Transition Event:

Benchmark Replacement Date:

Unadjusted Benchmark Replacement:

Benchmark Replacement Adjustment:

Benchmark Replacement Conforming Changes:]

[XI]/[XII]. REPURCHASE DEMAND ACTIVITY (RULE 15Ga-1)

(1)  Reallocation Activity

[No activity to report]

Name of Issuing Entity	Check if Registered	Name of Originator	Total Assets in ABS by Originator			Assets That Were Subject of Demand			Assets That Were Reallocated or Replaced			Assets Pending Reallocation or Replacement (within cure period)			Demand in Dispute			Demand Withdrawn			Demand Rejected
			(#)	($)	(% of pool balance)	(#)	($)	(% of pool balance)	(#)	($)	(% of pool balance)	(#)	($)	(% of pool balance)	(#)	($)	(% of pool balance)	(#)	($)	(% of pool balance)	(#)	($)	(% of pool balance)
Retail Auto Leases: Ford Credit Auto Lease Trust 20__-__ CIK#		Ford Motor Credit Company LLC

(2)  Most Recent Form ABS-15G for repurchase demand activity

Filed by: Ford Motor Credit Company LLC

CIK#: 0000038009

Date: February __, 20__

SERVICER CERTIFICATION

This report is accurate in all material respects.

Ford Motor Credit Company LLC

/s/                     ____________________
[Assistant Treasurer]